                                                                   EXHIBIT 10.26


                 EIGHTH AMENDMENT TO LOAN AND SECURITY AGREEMENT


                  EIGHTH AMENDMENT TO LOAN AND SECURITY AGREEMENT, dated as of March 26, 1997, by and among CONGRESS FINANCIAL CORPORATION, a California corporation ("Lender"), HANOVER DIRECT PENNSYLVANIA, INC., a Pennsylvania corporation ("HDPI"), BRAWN OF CALIFORNIA, INC., a California corporation ("Brawn"), GUMP'S BY MAIL, INC., a Delaware corporation ("GBM"), GUMP'S CORP., a California corporation ("Gump's"), THE COMPANY STORE, INC., a Wisconsin corporation ("TCSI"), TWEEDS, INC., a Delaware corporation ("Tweeds"), LWI HOLDINGS, INC., a Delaware corporation ("LWI"), AEGIS CATALOG CORPORATION, a Delaware corporation ("Aegis"), HANOVER DIRECT VIRGINIA INC., a Delaware corporation ("HDV"), HANOVER REALTY, INC., a Virginia corporation ("Hanover Realty"), and THE AUSTAD COMPANY, a South Dakota corporation ("Austad"; and together with HDPI, Brawn, GBM, Gump's, TCSI, Tweeds, LWI, Aegis, HDV and Hanover Realty, each individually referred to herein as a "Borrower" and collectively, "Borrowers") and HANOVER DIRECT, INC., a Delaware corporation ("Hanover"), AEGIS RETAIL CORPORATION, a Delaware corporation, AEGIS SAFETY HOLDINGS, INC., a Delaware corporation, AEGIS VENTURES, INC., a Delaware corporation, AMERICAN DOWN & TEXTILE COMPANY, a Wisconsin corporation, BRAWN WHOLESALE CORP., a California corporation, THE COMPANY FACTORY, INC., a Wisconsin corporation, THE COMPANY OFFICE, INC., a Wisconsin corporation, COMPANY STORE HOLDINGS, INC., a Delaware corporation, D.M. ADVERTISING, INC., a New Jersey corporation, GUMP'S CATALOG, INC., a Delaware corporation, GUMP'S HOLDINGS, INC., a Delaware corporation, HANOVER CASUALS, INC., a Delaware corporation, HANOVER CATALOG HOLDINGS, INC., a Delaware corporation, HANOVER FINANCE CORPORATION, a Delaware corporation, HANOVER LIST MANAGEMENT INC., a New Jersey corporation, HANOVER VENTURES, INC., a Delaware corporation, LEICHTUNG OF MICHIGAN, INC., a Michigan corporation, LWI RETAIL, INC., an Ohio corporation, SCANDIA DOWN CORPORATION, a Delaware corporation, TWEEDS OF VERMONT, INC., a Delaware corporation, YORK FULFILLMENT COMPANY, INC., a Pennsylvania corporation, and AUSTAD HOLDINGS, INC., a Delaware corporation (each individually a "Guarantor" and collectively, "Guarantors").


                              W I T N E S S E T H:


                  WHEREAS, Borrowers, Guarantors and Lender entered into the Loan and Security Agreement, dated November 14, 1995, as amended by the First Amendment to Loan and Security Agreement, dated February 22, 1996, the Second Amendment to Loan and Security Agreement, dated April 16, 1996, the Third Amendment to Loan and Security Agreement, dated May 24, 1996, the Fourth Amendment to Loan and Security Agreement, dated May 31, 1996, the Fifth Amendment to Loan and Security Agreement, dated September 11, 1996, the Sixth Amendment to Loan and Security Agreement, dated as of December 5, 1996, and Seventh Amendment to Loan and Security Agreement, dated as of December 18, 1996 (the

"Loan Agreement"), pursuant to which Lender has made loans and advances to Borrowers; and

                  WHEREAS, Borrowers, Guarantors and Lender wish to set forth their agreements relating to certain reductions to the Inventory Loan Formulas applicable to Eligible Inventory of Revolving Loan Borrowers; and

                  WHEREAS, Borrowers and Guarantors have also requested that Lender waive certain Events of Default under the Loan Agreement and enter into certain amendments related thereto; and

                  WHEREAS, the parties to the Loan Agreement desire to enter into this Eighth Amendment to Loan and Security Agreement (this "Amendment") to evidence and effectuate such amendments, waivers and agreements and certain additional amendments, to the extent set forth herein, and subject to the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                  1.       Definitions.

                           (a) Additional Definitions. As used herein or in
any of the other Financing Agreements, the following terms shall have the meanings given to them below, and the Loan Agreement shall be deemed and is hereby amended to include, in addition and not in limitation, the following definitions:

                                    (i) "Second Hanover Rights Offering" shall
mean the proposed offering by Hanover of rights to purchase shares of common stock of Hanover for an aggregate, gross issuance price of up to $50,000,000, and the consummation of the transactions involving the exercise of such rights and the issuance of Hanover's common stock in respect of such exercise.

                                    (ii) "January 1997 Appraisal" shall mean the
Appraisal prepared by Daley-Hodkin Appraisal Corporation setting forth, or setting forth information sufficient to enable Lender to determine, as of one or more dates in January 1997, the Net Orderly Liquidation Values of Eligible Inventory of Revolving Loan Borrowers, other than Gump's, and the Net GOB Value of Gump's Inventory.

                           (b) Amendments to Definitions. Effective as of
the date hereof, Section 1.143 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                                    "1.143   [Intentionally Omitted]"

                           (c) Interpretation. For purposes of this Amendment,
unless otherwise defined herein, all capitalized terms used herein that are defined in the Loan Agreement, shall have the respective meanings given to such terms in the Loan Agreement.

                  2. Acknowledgements and Amendments regarding Inventory Loan Formulas.

                           (a) Borrowers, Guarantors and Lender hereby
acknowledge and agree that Lender has previously made certain reductions applicable during the period beginning November 15, 1996 and ending on February 13, 1997 pursuant to the exercise by Lender of its rights under the Loan Agreement, as such reductions are described in the letter, dated November 14, 1996, from Lender to Hanover re: Inventory Advance Rates, a copy of which is attached hereto as Exhibit A.

                           (b) Notwithstanding anything to the contrary
contained in the November 14, 1996 letter attached hereto as Exhibit A or in the January 1997 Appraisal, Borrowers, Guarantors and Lender agree that, effective February 14, 1997, the Inventory Loan Formulas shall be as set forth in the amendments to the Loan Agreement provided under Section 2(c) hereof. Borrowers and Guarantors hereby further acknowledge (i) the continuing rights of Lender to reduce further the Inventory Loan Formulas pursuant to the Loan Agreement, establish Availability Reserves and determine the criteria for Eligible Inventory as provided in the Loan Agreement and (ii) that nothing contained in this Amendment shall in any way limit the right of Lender at any time to make any further reductions to any of the Inventory Loan Formulas or limit or affect Lender's other rights and remedies upon an Event of Default or Incipient Default.

                           (c) Effective as of February 14, 1997, Section 2.1(b)
of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  "(b) Revolving Inventory Loans. Subject to, and upon the terms and conditions contained herein and in the other Financing Agreements, Lender shall, from time to time, make Revolving Inventory Loans (i) to each Revolving Loan Borrower, other than Gump's and Austad's, at such Revolving Loan Borrower's request, of up to the lesser of (A) fifty-two percent (52%) of the Value of the Eligible Inventory of such Revolving Loan Borrower or (B) the Net OLV Percentage of the Value of such Eligible Inventory, and (ii) to Gump's, at its request, of up to the lesser of (A) sixty percent (60%) of the Value of Eligible Inventory of Gump's or (B) the Net GOB Percentage of the Value of Eligible Inventory of Gump's, and (iii) to Austad, at its request, of up to the lesser of
         (A) twenty-two (22%) of the Value of Eligible Inventory of Austad or
         (B) the Net OLV Percentage of the Value of such Eligible Inventory, or, in the case of Eligible Inventory described in each of clauses (b)(i),
         (b)(ii) or (b)(iii), such greater or
         lesser percentages thereof as Lender shall, in its sole discretion, determine from time to time (the "Inventory Loan Formulas"). Without limiting the foregoing, the fifty-two percent (52%) lending formula component referred to in clause (b)(i)(A), the sixty percent (60%) lending formula component referred to in clause (b)(ii)(A) and the twenty-two percent (22%) lending formula component referred to in clause (b)(iii)(A) may be adjusted downward by Lender based upon any adverse change, individually or in the aggregate, in the turnover of Eligible Inventory or deterioration in mix, nature or quality of Eligible Inventory in the respective categories of Eligible Inventory, and any such downward adjustment made for such reason(s) (or on the basis of the lending formula component set forth in clauses (b)(i)(B),
         (b)(ii)(B) or (b)(iii)(B) above) shall not be considered solely discretionary for purposes of the provision contained in the definition of Interest Rate and Section 2.7(c) hereof."

                  3. Waiver and Amendment regarding Material Adverse Changes.

                           (a) Lender hereby waives any Event of Default arising
under Section 7.1(i) of the Loan Agreement, as such provision was in effect through and including December 28, 1996.

                           (b) Effective as of December 29, 1996, Section 7.1(i)
of the Loan Agreement is hereby amended by deleting the phrase "after September 30, 1995" contained therein and replacing it with the phrase "after December 28, 1996."

                  4. Waiver and Amendment regarding Consolidated Working
Capital.

                           (a) Lender hereby waives any Event of Default arising
under Section 7.1(b) of the Loan Agreement by reason of the failure of Hanover to maintain Consolidated Working Capital for Hanover and its Subsidiaries in the amount required under Section 6.19 of the Loan Agreement as of and through December 28, 1996.

                           (b) Effective as of December 29, 1996, Section 6.19
of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  "6.19 Consolidated Working Capital.

                            (a) Subject to Section 6.19(b) hereof, Hanover shall maintain Consolidated Working Capital, calculated on a consolidated basis for Hanover and its Subsidiaries, of not less than the following amounts as at the end of each of the following fiscal months:

                                    Period                                Amount
                                    ------                                ------

                   (i)   January 1997 through                      -$ 5,000,000
                         May 1997                                  (negative $5,000,000)

                  (ii)   June 1997 through                         -$10,000,000
                         November 1997                             (negative $10,000,000)

                  (iii)  December 1997                             -$20,000,000
                         and each fiscal                           (negative $20,000,000)
                         month thereafter

                  (b) If Hanover consummates the Second Hanover Rights Offering or any other equity offering or equity private placement and receives net cash proceeds therefrom in an amount not less than Thirty Million Dollars ($30,000,000), then the respective amount of Consolidated Working Capital that Hanover and its Subsidiaries shall be required to maintain as at the end of the then-current fiscal month ending after receipt of such net cash proceeds and as at the end of each fiscal month thereafter shall be increased to an amount equal to Ten Million Dollars ($10,000,000) above the respective amounts otherwise provided for as at the end of each such fiscal month pursuant to Section 6.19(a) hereof."

                  5. Waiver and Amendment regarding Consolidated Net Worth.

                           (a) Lender hereby waives the Event of Default arising
under Section 7.1(b) of the Loan Agreement by reason of the failure of Hanover to maintain Consolidated Net Worth for Hanover and its Subsidiaries in the amount required under Section 6.20 of the Loan Agreement as of and through December 28, 1996.

                           (b) Effective as of December 29, 1996, Section 6.20
of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  "6.20 Consolidated Net Worth.

                            (a) Subject to Section 6.20(b) hereof, Hanover shall maintain Consolidated Net Worth, calculated on a consolidated basis for Hanover and its Subsidiaries, of not less than the following amounts as at the end of each of the following fiscal months:

                                 Period                                      Amount
                                 ------                                      ------

                  (i)       January 1997                                $14,000,000
                            through May 1997

                  (ii)      June 1997 and                               $11,500,000
                            each fiscal month thereafter

                  (b) If Hanover consummates the Second Hanover Rights Offering or any other equity offering or equity private placement and receives net cash proceeds therefrom in an amount not less than Thirty Million Dollars ($30,000,000), then the respective amount of Consolidated Net Worth that Hanover and its Subsidiaries shall be required to maintain as at the end of the then-current fiscal month ending after receipt of such net cash proceeds and as at the end of each fiscal month thereafter shall be increased to an amount equal to Ten Million Dollars ($10,000,000) above the respective amount otherwise provided for as at the end of each such fiscal month pursuant to Section 6.20(a) hereof."

                  6. Second Hanover Rights Offering; Other Equity.

                           (a) Hanover shall provide Lender not less than ten
(10) Banking Days prior written notice of the scheduled consummation of the Second Hanover Rights Offering or any other equity offering or equity private placement by Hanover, together with a description of terms, amount and such other information and copies of such documents, agreements and instruments as Lender may reasonably request. Upon receipt by Hanover of the net cash proceeds of the Second Hanover Rights Offering or any such other equity offering or equity private placement, net of commissions and expenses relating thereto, Hanover shall use all such net cash proceeds, to make a capital contribution or intercompany advance to Borrowers, evidence of which Borrowers shall deliver to Lender, in form and substance satisfactory to Lender, to be, in turn, delivered to Lender for application to the outstanding balances of the Revolving Loans of such Borrowers and in such amounts as Lender shall approve in good faith.

                           (b) After an aggregate of $50,000,000 of net proceeds
have been received by Hanover from the Second Hanover Rights Offering or any other equity offering(s) or equity private placement(s) consummated by Hanover after the date hereof, of which not less than $40,000,000 in net cash proceeds shall have been received by Hanover and used and applied as provided in Section 6(a) of this Amendment, the provisions of Section 6(a) of this Amendment shall not apply to any subsequent equity offering(s) or equity private placement(s) by Hanover or the proceeds thereof (but all other applicable provisions of this Amendment, the Loan Agreement and other Financing Agreements shall continue to apply with respect thereto).

                           (c) Supplementing the provisions of the letter
agreement dated September 11, 1996 among Lender, Hanover and IMR, Lender agrees that IMR may apply all or any portion of the outstanding indebtedness evidenced by the $10,000,000 IMR Note to the purchase price of rights to purchase common stock of Hanover issued pursuant to the Second Hanover Rights Offering. Such application shall not, however, be deemed to give rise to cash proceeds for purposes of this Amendment.

                  7. Amendments to Certain Termination Fee Provisions.

                           (a) Section 9.1(a) of the Loan Agreement is hereby
amended by deleting the phrase "Renewal Date four (4) years" contained therein and substituting therefor the phrase "Renewal Date to the date which is four (4) years."

                           (b) Section 9.1(f) of the Loan Agreement is hereby
amended by deleting the phrase "Termination Date" and substituting the phrase "Renewal Date" in its place.

                           (c) Section 9.1(g) hereof is hereby deleted in its
entirety and replaced with the following:

                           "(g) [Intentionally Omitted]"

                  8. Waiver and Amendment Fee.

                           (a) In addition to all other fees, charges, interest
and expenses payable by Borrowers to Lender under the Loan Agreement and the other Financing Agreements, Borrowers shall pay to Lender a fee for entering into this Amendment in the amount of Two Hundred Thousand Dollars ($200,000), which fee is fully earned as of the date hereof, and shall be payable as follows:

                  (i) One Hundred Twenty-Five Thousand Dollars ($125,000) of such fee shall be payable as of the date hereof and may be charged directly to HDPI's Revolving Loan account maintained by Lender; and

                  (ii) subject to Section 8(b) hereof, Seventy-Five Thousand Dollars ($75,000) of such fee shall be payable on October 1, 1997.

                  (b) Solely as an accommodation to Borrowers and Guarantors, Lender agrees to waive that portion of the fee in the amount of Seventy-Five Thousand Dollars ($75,000) otherwise payable as provided in Section 8(a)(ii) hereof; provided, that, (i) Hanover consummates the Second Hanover Rights Offering or other equity offering or equity private placement on or before September 30, 1997 and receives net cash proceeds therefrom in an amount not less than $30,000,000 that are applied in accordance with the terms and conditions of Section 6 hereof and (ii) as of the date of the receipt of such net cash proceeds and after giving effect to the transactions contemplated hereby, no Incipient Default or Event of Default exists or has occurred and is continuing.

                  9. Representations Warranties and Covenants. Borrowers represent, warrant and covenant with and to Lender as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other

Financing Agreements, being a condition of the effectiveness of this Amendment and a continuing condition of the making or providing of any Revolving Loans or Letter of Credit Accommodations by Lender to Borrowers:

                           (a) This Amendment has been duly authorized, executed
and delivered by all necessary action of each of the Borrowers and Guarantors which is a party hereto, and is in full force and effect, and the agreements and obligations of Borrowers and Guarantors, as the case may be, contained herein constitute legal, valid and binding obligations of Borrowers and Guarantors, as the case may be, enforceable against them in accordance with their terms.

                           (b) All of the representations and warranties set
forth in the Loan Agreement as amended hereby, and the other Financing Agreements, are true and correct in all material respects after giving effect to the provisions of this Amendment, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.

                           (c) Within thirty (30) days after the date hereof,
Borrowers and Guarantors shall deliver to Lender, in form and substance satisfactory to Lender, together with all additional financing statements and third party agreements as Lender shall require with respect thereto, a complete and accurate chart, which chart shall amend, restate, and replace Exhibit C to the Loan and Security Agreement, identifying the places of business or locations of assets of each Borrower and Guarantor, including (i) the location of the chief executive office of each Borrower and Guarantor, (ii) the location of where each Borrower and Guarantor maintains its books and records pertaining to accounts, contract rights, inventory, equipment and other assets, if different from the location of its chief executive office, and the location of all other places of business and locations of inventory, equipment or other assets of each Borrower and Guarantor, indicating whether the locations are owned, leased or operated by third parties and if leased or operated by third parties, their names and addresses.

                           (d) After giving effect to the provisions of this
Amendment, no Event of Default or Incipient Default exists or has occurred and is continuing.

                  10. Conditions Precedent. Concurrently with the execution hereof, and as a condition to the effectiveness of this Amendment and the agreement of Lender to the modifications, waivers and amendments set forth in this Amendment, Lender shall have received an original of this Amendment, in form and substance satisfactory to Lender, duly authorized, executed and delivered by Borrowers and Guarantors.

                  11. Effect of this Amendment. This Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof, and supersedes all prior oral or written communications, memoranda, proposals, negotiations, discussions, term sheets and commitments with respect to the subject matter hereof. Except as expressly provided herein, no other changes or modifications to the Loan Agreement or any of the other Financing Agreements, or waivers of or consents under any provisions of any of the foregoing, are intended or implied by this Amendment, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent that any provision of the Loan Agreement or any of the other Financing Agreements conflicts with any provision of this Amendment, the provision of this Amendment shall control.

                  12. Further Assurances. Borrowers and Guarantors shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Lender to effectuate the provisions and purposes of this Amendment.

                  13. Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of New York (without giving effect to principles of conflicts of laws).

                  14. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

                  15. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the day and year first written.

                                                CONGRESS FINANCIAL CORPORATION

                                                By:/S/ JANET S. LAST
                                                   -------------------------

                                                Title: Vice President
                                                       ---------------------


                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                                             HANOVER DIRECT PENNSYLVANIA, INC.

                                                 /s/ Edward J. O'Brien
                                             By:_________________________

                                             Title: Vice President


                                             BRAWN OF CALIFORNIA, INC.

                                                 /s/ Edward J. O'Brien
                                             By:_________________________

                                             Title: Vice President


                                             GUMP'S BY MAIL, INC.

                                                 /s/ Edward J. O'Brien
                                             By:_________________________

                                             Title: Vice President


                                             GUMP'S CORP.

                                                 /s/ Edward J. O'Brien
                                             By:_________________________

                                             Title: Vice President


                                             THE COMPANY STORE, INC.

                                                 /s/ Edward J. O'Brien
                                             By:_________________________

                                             Title: Vice President


                                             TWEEDS, INC.

                                                 /s/ Edward J. O'Brien
                                             By:_________________________

                                             Title: Vice President


                                             LWI HOLDINGS, INC.

                                                 /s/ Edward J. O'Brien
                                             By:_________________________

                                             Title: Vice President

                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                                                AEGIS CATALOG CORPORATION

                                                    /s/ Edward J. O'Brien
                                                By:_________________________

                                                Title: Vice President


                                                HANOVER DIRECT VIRGINIA INC.

                                                    /s/ Edward J. O'Brien
                                                By:_________________________

                                                Title: Vice President


                                                HANOVER REALTY, INC.

                                                    /s/ Edward J. O'Brien
                                                By:_________________________

                                                Title: Vice President


                                                THE AUSTAD COMPANY

                                                    /s/ Edward J. O'Brien
                                                By:_________________________

                                                Title: Vice President


By their signatures below, the undersigned
Guarantors acknowledge and agree to be bound by the applicable provisions of this
Amendment:

HANOVER DIRECT, INC.

    /s/ Edward J. O'Brien
By:____________________________

Title: Senior Vice President


AEGIS RETAIL CORPORATION

    /s/ Edward J. O'Brien
By:____________________________

Title: Vice President

                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

AEGIS SAFETY HOLDINGS, INC.

    /s/ Edward J. O'Brien
By:____________________________

Title: Vice President


AEGIS VENTURES, INC.

    /s/ Edward J. O'Brien
By:____________________________

Title: Vice President


AMERICAN DOWN & TEXTILE COMPANY

    /s/ Edward J. O'Brien
By:____________________________

Title: Vice President


BRAWN WHOLESALE CORP.

    /s/ Edward J. O'Brien
By:____________________________

Title: Vice President


THE COMPANY FACTORY, INC.

    /s/ Edward J. O'Brien
By:____________________________

Title: Vice President


THE COMPANY OFFICE, INC.

    /s/ Edward J. O'Brien
By:____________________________

Title: Vice President


COMPANY STORE HOLDINGS, INC.

    /s/ Edward J. O'Brien
By:____________________________

Title: Vice President

                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

D.M. ADVERTISING, INC.

    /s/ Edward J. O'Brien
By:____________________________

Title: Vice President


GUMP'S CATALOG, INC.

    /s/ Edward J. O'Brien
By:____________________________

Title: Vice President


GUMP'S HOLDINGS, INC.

    /s/ Edward J. O'Brien
By:____________________________

Title: Vice President


HANOVER CASUALS, INC.

    /s/ Edward J. O'Brien
By:____________________________

Title: Vice President


HANOVER CATALOG HOLDINGS, INC.

    /s/ Edward J. O'Brien
By:____________________________

Title: Vice President


HANOVER FINANCE CORPORATION

    /s/ Edward J. O'Brien
By:____________________________

Title: Vice President


HANOVER LIST MANAGEMENT, INC.

    /s/ Edward J. O'Brien
By:____________________________

Title: Vice President

                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

HANOVER VENTURES, INC.

    /s/ Edward J. O'Brien
By:____________________________

Title: Vice President


LEICHTUNG OF MICHIGAN, INC.

    /s/ Edward J. O'Brien
By:____________________________

Title: Vice President


LWI RETAIL, INC.

    /s/ Edward J. O'Brien
By:____________________________

Title: Vice President


SCANDIA DOWN CORPORATION

    /s/ Edward J. O'Brien
By:____________________________

Title: Vice President


TWEEDS OF VERMONT, INC.

    /s/ Edward J. O'Brien
By:____________________________

Title: Vice President


YORK FULFILLMENT COMPANY, INC.

    /s/ Edward J. O'Brien
By:____________________________

Title: Vice President


AUSTAD HOLDINGS, INC.

    /s/ Edward J. O'Brien
By:____________________________

Title: Vice President

                                   EXHIBIT A
                                       TO
                                EIGHTH AMENDMENT
                         TO LOAN AND SECURITY AGREEMENT

                               November 14, 1996      [Congress Financial LOGO]
VIA FACSIMILE

Mr. Larry Svoboda
Hanover Direct, Inc.
1500 Harbor Boulevard
Weehawken, New Jersey 07087

                          Re: INVENTORY ADVANCE RATES

Dear Larry:

     Tomorrow we will commence our inventory advance rate reductions in connection with the recent appraisal by Daley-Hodkin and in accordance with the financing agreements. The following modifications to our advance formulas will be implemented:

Inventory Category            New Advance Rate         Implementation
------------------            ----------------         --------------
AUSTADS                             25%                11/15/96 - Drops from 40% to 32.5%
                                                       12/16/96 - Drops from 32.5% to 25%
CATALOGS OTHER THAN AUSTADS         55%                11/15/96 - Drops from 60% to 57.5%
                                                       12/16/96 - Drops from 57.5% to 55%
GUMPS RETAIL                        60%                (No Change)



     Due to the deterioration in the inventory collateral we will require another appraisal to be performed based upon inventory on hand at January 31, 1997. Until then, commencing January 15, 1997 and each 30 days thereafter, the advance rates will be further reduced by 1.5% per month pending completion of that appraisal.

     Larry I would have preferred to discuss the above with you rather than to inform you by letter, however, I have not been able to reach you this week. Obviously we are available to discuss your questions or comments, so please feel free to call us.


                                        Very truly yours,

                                        CONGRESS FINANCIAL CORPORATION


                                        /s/ Janet S. Last
                                        -------------------------------
                                        Janet S. Last
                                        Vice President


CONGRESS FINANCIAL       OFFICES IN MAJOR CITIES THROUGHOUT THE COUNTRY
A CORESTATES COMPANY